UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 05, 2004 (Date of earliest event reported)
Anchor BanCorp Wisconsin Inc. (Exact name of registrant as specified in its charter)
WI (State or other jurisdiction of incorporation)	00020006 (Commission File Number)	391726871 (IRS Employer Indentification Number)
	P.O. Box 7933 (Address of principal executive offices)	53707 (Zip Code)
Registrant's telephone number, including area code: 608-252-8739

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Form 8-K, quarterly filing

99.1       Press Release of Anchor BanCorp Wisconsin Inc. dated November 05, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 05, 2004	ANCHOR BANCORP WISCONSIN INC. By: /s/ Michael Helser Michael Helser Executive VP, CFO